                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934

 [IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS FORM 8-K IS BEING FILED
            IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.]

Date of Report: October 1, 1998
- ----------------------------------
(Date of earliest event reported)


                         Morgan Stanley Capital I Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                    033-45467-02                13-3291626
- -------------------- ---------------------------------- --------------------
 (State or Other                  (Commission             (I.R.S. Employer
 Jurisdiction of                 File Number)            Identification No.)
  Incorporation)




                1585 Broadway, New York, N.Y.               10036
- -------------------------------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)






       Registrant's telephone number, including area code: (212) 761-4000


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ITEM 5. OTHER EVENTS.

                  Attached as exhibits to this Current Report are (i) the consents of Cushman & Wakefield, Inc. ("Cushman & Wakefield") furnished to the Registrant by Cushman & Wakefield in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 1998-XL2 (the "Certificates"); (ii) the consent of O.Marshall Dodds Co., Inc. ("Marshall") furnished to the Registrant by Aaron & Wright in respect of the Registrant's proposed offering of the Certificates; and (xiv) certain property appraisals (the "Property Appraisals") furnished to the Registrant by Cushman & Wakefield and Marshall (the "Appraisers") in respect of the Registrant's proposed offering of the Certificates.

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale contemplated by the Prospectus of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 033-45467) (the "Registration Statement"). The Registrant hereby incorporates the Appraisers' consents and the Property Appraisals by reference in the Prospectus and the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

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    Item 601(a) of Regulation
             S-K Exhibit No.        Description
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

              23.1                  Consents of Cushman & Wakefield, Inc. for 36 various retail properties

              23.2                  Consents of O.Marshall Dodds Co., Inc. for 5 various retail properties dated September 22, 1998

              99.1                  Appraisal for Grapevine Mills

              99.2                  Appraisal for Edens & Avant - Fairlawn Town Centre

              99.3                  Appraisal for Edens & Avant - Bishops Corner

              99.4                  Appraisal for Edens & Avant - South Bay Center

              99.5                  Appraisal for Edens & Avant - Brookside/Brookway

              99.6                  Appraisal for Edens & Avant - Winchester Court Shopping Center
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
- ----------------------------------  ----------------------------------------------------------------------------
    Item 601(a) of Regulation
             S-K Exhibit No.        Description
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              99.7                  Appraisal for Edens & Avant - Westown Square Shopping Center

              99.8                  Appraisal for Edens & Avant - Middlesex Mall

              99.9                  Appraisal for Edens & Avant - Burlington Crossroads

              99.10                 Appraisal for Edens & Avant - Shrewsbury Crossing

              99.11                 Appraisal for Edens & Avant - Buckeye Plaza

              99.12                 Appraisal for Edens & Avant - Acton Plaza

              99.13                 Appraisal for Edens & Avant - Eastchester Plaza

              99.14                 Appraisal for Edens & Avant - Elkhart Shopping Center

              99.15                 Appraisal for Edens & Avant - Columbia Detroit Shopping Center

              99.16                 Appraisal for Edens & Avant - Center at Patchogue

              99.17                 Appraisal for the Mall of New Hampshire

              99.18                 Appraisal for Westside Pavilion

              99.19                 Appraisal for Northtown Mall Shopping Center

              99.20                 Appraisal for Edens & Avant - Promenade at Manassas

              99.21                 Appraisal for Edens & Avant -Marietta Trade Center

              99.22                 Appraisal for Edens & Avant - Fulton Crossing Shopping Center

              99.23                 Appraisal for Edens & Avant - Cypress Point Shopping Center

              99.24                 Appraisal for Edens & Avant - Rio Panar Shopping Center

              99.25                 Appraisal for Edens & Avant - Baldwin Square Shopping Center

              99.26                 Appraisal for Edens & Avant - Mountain Island Market Place

              99.27                 Appraisal for Edens & Avant - Butler Square

              99.28                 Appraisal for Edens & Avant - Shields Plaza Shopping Center

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
- ----------------------------------  ----------------------------------------------------------------------------
    Item 601(a) of Regulation
             S-K Exhibit No.        Description
- ----------------------------------  ----------------------------------------------------------------------------

              99.29                 Appraisal for Edens & Avant - Plantation Point Shopping Center

              99.30                 Appraisal for Edens & Avant - Kenilworth Commons

              99.31                 Appraisal for Edens & Avant - Landing Station

              99.32                 Appraisal for Edens & Avant - Ellis Isle Shopping Center

              99.33                 Appraisal for Edens & Avant - Old Canton Road Shopping Center

              99.34                 Appraisal for Edens & Avant - Reservoir Square Shopping Center

              99.35                 Appraisal for Edens & Avant - Magee Shopping Center

              99.36                 Appraisal for Edens & Avant - English Village Shopping Center

              99.37                 Appraisal for Edens & Avant - Gateway Plaza - Shops

              99.38                 Appraisal for Edens & Avant - Midway Plaza - Shops

              99.39                 Appraisal for Edens & Avant - Daniel Lake Shopping Center

              99.40                 Appraisal for Edens & Avant - Village Square Shopping Center

              99.41                 Appraisal for Crystal Park IV

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



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                MORGAN STANLEY CAPITAL I INC.

                                                By: /s/  James Flaum
                                                   --------------------------
                                                   Name:   James Flaum
                                                   Title:  Principal

Date:  October 1, 1998



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                                 EXHIBIT INDEX

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

- ----------------------------------  -----------------------------------------------------------------------  ----------------
    Item 601(a) of Regulation                                                                                 Paper (P) or
             S-K Exhibit No.        Description                                                               Electronic (E)
- ----------------------------------  -----------------------------------------------------------------------  ----------------

              23.1                  Consents of Cushman & Wakefield, Inc. for 36 various retail properties          P

              23.2                  Consents of O.Marshall Dodds Co., Inc. for 5 various retail properties          P
                                      dated September 22, 1998

              99.1                  Appraisal for Grapevine Mills                                                   E

              99.2                  Appraisal for Edens & Avant - Fairlawn Town Centre                              P

              99.3                  Appraisal for Edens & Avant - Bishops Corner                                    P

              99.4                  Appraisal for Edens & Avant - South Bay Center                                  P

              99.5                  Appraisal for Edens & Avant - Brookside/Brookway                                P

              99.6                  Appraisal for Edens & Avant - Winchester Court Shopping Center                  P

              99.7                  Appraisal for Edens & Avant - Westown Square Shopping Center                    P

              99.8                  Appraisal for Edens & Avant - Middlesex Mall                                    P

              99.9                  Appraisal for Edens & Avant - Burlington Crossroads                             P

              99.10                 Appraisal for Edens & Avant - Shrewsbury Crossing                               P

              99.11                 Appraisal for Edens & Avant - Buckeye Plaza                                     P

              99.12                 Appraisal for Edens & Avant - Acton Plaza                                       P

              99.13                 Appraisal for Edens & Avant - Eastchester Plaza                                 P

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


- ----------------------------------  -----------------------------------------------------------------------  ----------------
    Item 601(a) of Regulation                                                                                 Paper (P) or
             S-K Exhibit No.        Description                                                               Electronic (E)
- ----------------------------------  -----------------------------------------------------------------------  ----------------

              99.14                 Appraisal for Edens & Avant - Elkhart Shopping Center                           P

              99.15                 Appraisal for Edens & Avant - Columbia Detroit Shopping Center                  P

              99.16                 Appraisal for Edens & Avant - Center at Patchogue                               P

              99.17                 Appraisal for the Mall of New Hampshire                                         E

              99.18                 Appraisal for Westside Pavilion                                                 E

              99.19                 Appraisal for Northtown Mall Shopping Center                                    E

              99.20                 Appraisal for Edens & Avant - Promenade at Manassas                             P

              99.21                 Appraisal for Edens & Avant -Marietta Trade Center                              P

              99.22                 Appraisal for Edens & Avant - Fulton Crossing Shopping Center                   P

              99.23                 Appraisal for Edens & Avant - Cypress Point Shopping Center                     P

              99.24                 Appraisal for Edens & Avant - Rio Panar Shopping Center                         P

              99.25                 Appraisal for Edens & Avant - Baldwin Square Shopping Center                    P

              99.26                 Appraisal for Edens & Avant - Mountain Island Market Place                      P

              99.27                 Appraisal for Edens & Avant - Butler Square                                     P

              99.28                 Appraisal for Edens & Avant - Shields Plaza Shopping Center                     P

              99.29                 Appraisal for Edens & Avant - Plantation Point Shopping Center                  P

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                                        -2-

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

- ----------------------------------  -----------------------------------------------------------------------  ----------------
    Item 601(a) of Regulation                                                                                 Paper (P) or
             S-K Exhibit No.        Description                                                               Electronic (E)
- ----------------------------------  -----------------------------------------------------------------------  ----------------

              99.30                 Appraisal for Edens & Avant - Kenilworth Commons                                P

              99.31                 Appraisal for Edens & Avant - Landing Station                                   P

              99.32                 Appraisal for Edens & Avant - Ellis Isle Shopping Center                        P

              99.33                 Appraisal for Edens & Avant - Old Canton Road Shopping Center                   P

              99.34                 Appraisal for Edens & Avant - Reservoir Square Shopping Center                  P

              99.35                 Appraisal for Edens & Avant - Magee Shopping Center                             P

              99.36                 Appraisal for Edens & Avant - English Village Shopping Center                   P

              99.37                 Appraisal for Edens & Avant - Gateway Plaza - Shops                             P

              99.38                 Appraisal for Edens & Avant - Midway Plaza - Shops                              P

              99.39                 Appraisal for Edens & Avant - Daniel Lake Shopping Center                       P

              99.40                 Appraisal for Edens & Avant - Village Square Shopping Center                    P

              99.41                 Appraisal for Crystal Park IV                                                   E

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